                                                                   EXHIBIT 10.12


                          THE PROTEUS INTERNATIONAL PLC
                       SAVINGS-RELATED SHARE OPTION SCHEME

                     ADOPTED BY THE COMPANY ON 23 JULY 1998
      APPROVED BY THE INLAND REVENUE (REFERENCE SRS2187) ON 4 AUGUST 1998


                                 CAMERON MCKENNA
                                   MITRE HOUSE
                              160 ALDERSGATE STREET
                                 LONDON EC1A 4DD

                              T +44(0)171 367 3000
                              F +44(0)171 367 2000


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                                TABLE OF CONTENTS


CLAUSE                                                                           PAGE
1. Definitions...............................................................       1

2. Offer of participation....................................................       5

3. Restrictions on the granting of Options...................................       7

4. Acceptance and grant of options...........................................       8

5. Rights to exercise options................................................      10

6. Exercise of options.......................................................      12

7. Takeovers, reconstructions and winding-up.................................      13

8. Adjustment of options for variation of share capital......................      15

9. Expenses..................................................................      16

10. Administration...........................................................      16

11. General..................................................................      17

12. Alterations..............................................................      18

13. Trustees.................................................................      19

14. Inland Revenue Requests..................................................      19

15. Termination..............................................................      20


                                      (i)


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                   THE RULES OF THE PROTEUS INTERNATIONAL PLC


                       SAVINGS-RELATED SHARE OPTION SCHEME


1.      DEFINITIONS


1.1 In this Scheme the words and expressions set out below shall have the meanings specified against them unless otherwise specifically provided and any reference to a provision of an Act of Parliament shall include any modification, consolidation, re-enactment or extension of it.


        "ACQUIRING COMPANY": a company which obtains Control of the Company in accordance with Rule 7;


        "AGGREGATE OPTION PRICE": the amount payable as consideration for the shares to be acquired upon the exercise of an Option in full, being the product of the Option Price and the number of shares over which that Option subsists;


        "APPROPRIATE AUTHORITY": the authority or authorities nominated by the Company and with which a Savings Contract is entered into by an Eligible Employee;


        "THE AUDITORS": the auditors (acting as experts not arbitrators) for the time being of the Company or if there are joint auditors such one of them as the Directors shall select;


        "THE BOARD": the board of directors of the Company or a duly appointed committee thereof;


        "BONUS": any sum by way of terminal bonus payable under a Savings Contract being the additional payment made by the Appropriate Authority when repaying contributions made under such a Savings Contract;


        "BONUS DATE": where the Appropriate Authority is required to pay the Maximum Bonus, the earliest date on which the Maximum Bonus is payable, where the Appropriate Authority is required to pay the Standard Bonus, the earliest date on which the Standard Bonus is


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        payable and in any other case the earliest date on which the Lower Bonus is payable under the Savings Contract;


        "CLOSING DATE": the date specified by the Board in the invitation being not less than 14 days after the Date of Invitation;


        "THE COMPANY": Proteus International plc


        "CONTROL": the meaning given to that expression by Section 187 of the Taxes Act;


        "DATE OF ADOPTION": the date of the adoption of this Scheme;


        "DATE OF ANNOUNCEMENT": the date on which the Company makes an announcement of its results for the last preceding financial year, half year or other period;


        "DATE OF APPROVAL": the date on which the Inland Revenue shall approve this Scheme;


        "DATE OF COMMENCEMENT": the date determined by the Board to be the date on which the first payment falls due under the Savings Contract;


        "DATE OF GRANT": the date determined under Rule 4.4 upon which an Option is granted;


        "DATE OF INVITATION": the date upon which the Board issues invitations under Rule 2.2 to Eligible Employees inviting them to apply for an Option;


        "DEALING DAY": a day on which the London Stock Exchange is open for the transaction of business;


        "ELIGIBLE EMPLOYEE": any person who:-


        (a)     (i)     is a director of a Participating Company on terms which
                        normally require him to devote at least 25 hours
                        (excluding meal breaks) a week to his duties or any employee of a Participating Company who is not a director; and


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                (ii)    is chargeable to tax in respect of his employment or
                        office under Case I of Schedule E; and


                (iii) at the Date of Grant has been such an employee or director for such continuous period as the Board may determine not exceeding a continuous period of 5 years; or


        (b) is an employee or executive director of a Participating Company and is nominated by the Board (or is nominated as a member of a category of such employees or executive directors)


        but in all cases excluding any person who is prohibited from participating by reason of the provisions of paragraph 8 of Schedule 9 to the Taxes Act;


        "EMPLOYEES' SHARE SCHEME": an employees' share scheme within the meaning of Section 743 of the Companies Act 1985;


        "EMPLOYMENT" employment by the Company or any Group Member and/or for the purpose of Rule 11.4 any Acquiring Company or a company under the Control of the Acquiring Company;


        "GROUP MEMBER": a Participating Company or an associated company (within the meaning of Section 187(2) of the Taxes Act) of the Company or company controlled by the Company;


        "ISSUE OR RE-ORGANISATION": any issue of shares or other securities of the Company (other than as consideration for an acquisition) and/or any capitalisation, consolidation or sub-division or reduction of share capital in the Company and/or any other variation in the share capital of the Company which in the opinion of the Auditors justifies a variation in the number of shares subject to an Option and/or the Option Price pursuant to that Option;


        "JOINTLY OWNED COMPANY": any company owned by the Company jointly with another person and any company controlled by such jointly owned company to which, in each case, the Inland Revenue has confirmed the Scheme may extend;


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        "THE LONDON STOCK EXCHANGE": London Stock Exchange Limited;


        "LOWER BONUS" the bonus paid by the Appropriate Authority after the thirty sixth monthly payment has been made under the relevant Savings Contract;


        "MARKET VALUE": such value per share, in relation to which an option is granted, as the Board may agree in writing with the Board of Inland Revenue's Shares Valuation Division as the market value thereof on the date preceding the relevant Date of Invitation and determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 or if such shares are at that time listed on the London Stock Exchange Daily Official List, the middle market quotation of a share as derived from the London Stock Exchange Daily Official List the on the Dealing Day immediately preceding the relevant Date of Invitation;


        "MAXIMUM BONUS": the Bonus paid by the Appropriate Authority after the second anniversary of the sixtieth contribution made under the relevant Savings Contract;


        "OPTION": a right to acquire shares in the Company which satisfy the requirements of paragraphs 10 to 14 of Schedule 9;


        "OPTION HOLDER": a person holding an Option granted to him under the provisions of this Scheme or where the context so admits his personal representative(s);


        "OPTION PERIOD": a period of up to 6 months after the Bonus Date applicable to the Savings Contract;


        "OPTION PRICE": the acquisition price for a share determined by the Board in accordance with Rule 2.2;


        "PARTICIPATING COMPANY": the Company and any Subsidiary which is for the time being designated by the Board as a Participating Company;


        "REDUNDANCY": dismissal by reason of redundancy within the meaning of the Employment Rights Act 1996;


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        "RETIREMENT": retirement on reaching the Specified Age or at any other age at which the Option Holder is bound to retire in accordance with his contract of employment;


        "SAVINGS CONTRACT": a certified contractual savings scheme as defined by
        Section 326 of the Taxes Act being either a bank or building society contractual "sharesave" scheme which has been approved by the Inland Revenue for the purposes of the Schedule and to which an Eligible Employee makes periodic contributions for the purpose of this Scheme;


        "SCHEDULE 9": Schedule 9 to the Taxes Act;


        "THIS SCHEME": the Proteus International plc Savings-Related Share Option Scheme established by these Rules in its present form or as from time to time amended in accordance with the provisions hereof;


        "SPECIFIED AGE": 65 years of age;


        "STANDARD BONUS": the Bonus paid by the Appropriate Authority at the end of a period of 5 years from the Date of Commencement;


        "SUBSIDIARY": a company which is both under the Control of the Company and which is a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985 or which is a Jointly Owned Company.


        "TAXES ACT": The Income and Corporation Taxes Act 1988.


1.2 In these Rules words denoting the singular number only shall include the plural number and words denoting the masculine gender shall include the feminine gender.


2.      OFFER OF PARTICIPATION


2.1     Every Eligible Employee shall be entitled to participate in this Scheme.


2.2 Subject to the restrictions hereinafter contained, the Board shall from time to time invite every Eligible Employee to apply for an Option to acquire shares at the Option Price. The


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
        Board shall determine the Option Price which shall be not less than the higher of, in the case of an option to acquire shares by subscription, the nominal value of a share and 80% of the Market Value of a share and, in any other case, not less than 80% of the Market Value of a share.


2.3 Subject to Rule 2.4 below if and for so long as the shares in the Company are admitted to the Official List of the London Stock Exchange or are dealt with on the Alternative Investment Market or on any other market supervised by any regulatory authority, invitations to apply for Options shall only be issued within the period commencing:-


        2.3.1 on the Dealing Day next following the Date of Approval and ending 42 days after such Date of Approval; or


        2.3.2 on the Dealing Day next following a Date of Announcement and ending 42 days after such Date of Announcement.


2.4 The Board may issue invitations to apply for options outside the periods specified in Rule 2.3 above in circumstances which they consider in their absolute discretion to be sufficiently exceptional to justify the issue of invitations at that time.


2.5 Upon the issue of an invitation to an Eligible Employee to apply for an Option, the Company shall give to the Eligible Employee notice in writing specifying the limit, if any, on the number of shares over which applications for Options will be accepted, the Option Price, whether Eligible Employees may elect for repayment under the Savings Contract to be taken as including the Maximum Bonus, as including the Standard Bonus, as including the Lower Bonus, as including any one of two or more specified Bonuses, or as not including a Bonus, and the Closing Date for applications.


2.6 Each Eligible Employee may, not later than the Closing Date specified in the invitation, apply for an Option by delivery (in terms prescribed by the Board) of a duly completed application and form of authority to the Board to complete and/or amend such application for an Option on behalf of the Eligible Employee in such manner as the Board may determine having regard to the requirements and the provisions of Rules 3 and 4.2 below. The number of shares comprised in the Option for which any application is made shall be


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
        the nearest whole number of shares (rounding down) obtained by dividing the amount repayable (including the terminal bonus applied for) under a Savings Contract by the Option Price.


2.7 On or before each Date of Invitation the Board may subject always to the provisions of Rule 3 determine a limit upon the total number of shares over which applications for Options will be accepted on that occasion.


3.      RESTRICTIONS ON THE GRANTING OF OPTIONS


3.1 The aggregate number of shares over which Options to subscribe may be granted on any date shall not, when added to the number of shares issued or remaining issuable in respect of options granted in the previous 10 years under this Scheme and any other employee share scheme adopted by the Company or any Subsidiary, exceed such number as represents 10% of the issued ordinary share capital of the Company on that date.


3.2 The aggregate number of shares over which Options to subscribe may be granted on any date shall not, when added to the number of shares issued or remaining issuable in respect of options granted in the previous 3 years under this Scheme and any other employee share scheme adopted by the Company or any Subsidiary, exceed such number as represents 3% of the issued ordinary share capital of the Company on that date.


3.3 The limit referred to in 3.2 above may be exceeded on any date provided that the number of shares over which Options to subscribe are granted on that date does not, when added to the number of shares issued or remaining issuable in respect of options granted in the previous 5 years under the schemes referred to in 3.2 above, exceed 5% of the issued ordinary share capital of the Company on that date.


3.4 For the purposes of Rules 3.1 to 3.3 above no account shall be taken of options which lapse by reason of non-exercise or otherwise.


3.5 The Aggregate Option Price for the shares over which an Eligible Employee is granted an Option must as nearly as possible be equal to but shall not exceed the repayment due to the Eligible Employee from the Savings Contract specified in accordance with Rule 4.1


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3.6     The monthly contributions payable by an Option Holder under a Savings
        Contract shall be in multiples of Pound Sterling 1 and shall not:


        3.6.1   be less than Pound Sterling 5; or


        3.6.2 exceed the lower of Pound Sterling 250 or such maximum amount as is from time to time permitted under the provisions of paragraph 24 of Schedule 9 when aggregated with the monthly contributions being paid under any other Savings Contract entered into by an Option Holder in connection with the grant of any option under a savings-related share option scheme approved by the Board of the Inland Revenue.


3.7 No Options shall in any event be offered more than 10 years after the Date of Adoption.


4.      ACCEPTANCE AND GRANT OF OPTIONS


4.1 An Eligible Employee may make an application by the Closing Date in the form specified by the Board. Such applications shall state (in multiples of Pound Sterling 1) the amount of the monthly contribution to the Savings Contract and whether the consideration for the shares shall include in addition to the repayment of contributions, the Lower Bonus, the Standard Bonus or the Maximum Bonus (if offered).


4.2 If, on the Closing Date the total number of shares applied for by Eligible Employees exceeds the number of shares available for this Scheme at that time having regard to the limits contained in Rules 2.7 and 3, the number of shares applied for shall be reduced by applying the provisions set out in Rule 4.3 below in respect of all applications in the same manner and in such order and combination as the Board in its absolute discretion may determine, save that Rule 4.3.8 shall only be applied after all applications have been reduced to the minimum monthly contribution permitted pursuant to paragraph 24 of Schedule 9 and shall be the penultimate adjustment before the application of Rule 4.3.9. In reducing the number of shares applied for, any adjustments shall ensure that an Eligible Employee's monthly contribution remains a multiple of Pound Sterling 1 and is not less than the minimum monthly contribution to ensure that those limits are not exceeded.


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
4.3     The provisions referred to in Rule 4.2 above are:-


        4.3.1 by amending all applications involving the inclusion of the Maximum Bonus so as to include only the Standard Bonus;


        4.3.2 by amending all applications involving the inclusion of the Standard Bonus (or deemed to include the Standard Bonus pursuant to Rule 4.3.1) so as to include only the Lower Bonus;


        4.3.3 by amending all applications involving the inclusion of the Standard Bonus so as not to include any bonus;


        4.3.4 by amending all applications involving a Savings Contract which requires saving over a period of 5 years so as to include a Savings Contract which requires a period of 3 years provided that all applications have had the monthly savings reduced to the minimum monthly contribution permitted pursuant to paragraph 24 of Schedule 9;


        4.3.5 by amending all applications involving the inclusion of the Lower Bonus so as not to include any bonus;


        4.3.6 by adjusting all applications on any other basis acceptable to the Inland Revenue;


        4.3.7 by pro rating as far as necessary the monthly contributions in excess of the minimum monthly contribution determined under Rule
                3.6 which Eligible Employees may make into Savings Contracts;


        4.3.8 by granting Options on the basis of a lottery in which all applicants shall participate and which shall be conducted by the Board;


        4.3.9   by granting no Options.


4.4 Subject as hereinafter provided, the Board shall, as soon as reasonably practicable, and in any event not later than 26 days (or if Rule 4.2 applies 38 days) after the Date of Invitation grant


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        Options to those Eligible Employees who have applied for the same.
        Options will only be granted over the number of shares in respect of which application has been made or over such reduced number of shares as shall be determined as appropriate in accordance with Rules 2, 3 and 4.3.


4.5 If applications are scaled down pursuant to Rule 4.3, each Eligible Employee shall be notified that an adjustment has been made and of the number of shares over which his Option is to be granted, the rate of contribution under the related Savings Contract and the Bonus Date thereof as soon as reasonably practicable.


4.6 Following the later of the grant of Options and the first contribution being paid under the appropriate Savings Contract, the Company shall issue option certificates, in such form as the Board shall determine, in respect of all Options granted. An option certificate shall specify the number of shares over which the Option has been granted, the Option Price, the Bonus Date and the Date of Grant of the Option and shall otherwise be in such form as the Board may from time to time determine. If any such certificate shall become worn out, defaced, destroyed or lost, it may be renewed on such evidence being provided and on such terms as the Board shall require.


4.7 No Option shall be granted to a person who at the Date of Grant is not a person eligible to participate in the Scheme as provided in paragraph 8 of the Schedule.


4.8 No Option shall be granted to any individual unless he is employed by a Participating Company on the relevant Date of Grant.


4.9 Each Option shall be personal to the Option Holder to whom it is granted or, in the event of his death, to his legal personal representative(s) and shall not be chargeable or transferable. If an Option Holder does or suffers any act or thing whereby he would be deprived of the legal or beneficial ownership of an Option, that Option shall lapse forthwith.


5.      RIGHTS TO EXERCISE OPTIONS


5.1 Save as provided in this Rule and Rule 7 below, an Option may not be exercised before the relevant Bonus Date (as determined by any election made by an Eligible Employee pursuant


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
        to Rule 4.1 subject to any amendment made by the Board under Rule 4.3) but may then, subject to Rule 5.8 below, be exercised in whole or in part before the expiry of the Option Period and at the expiry of such period shall lapse.


5.2 The Aggregate Option Price paid by an Option Holder (or his personal representative(s) as the case may be) on exercising an Option shall not exceed the repayment (including any interest and Bonus) under the Savings Contract and such repayment shall exclude the repayment of any contributions the due date for payment of which falls more than one month after the date upon which repayment is made.


5.3 If an Option Holder ceases to be a director or employee of any Participating Company (otherwise than by reason of his death), the following provisions apply in relation to any Option granted to him under the Scheme:-


        5.3.1 if he ceases by reason of injury, disability, Redundancy, Retirement, the company for which the Option Holder works ceasing to be under the Control of the Company, or the business or part-business in which the Option Holder works being transferred to a person who is not a Group Member, any Option or Options held by him may (and subject to Rule 5.4 below must, if at all) be exercised (notwithstanding Rule 5.1 above) but only to the extent permitted by Rule 5.2 within 6 months after such cessation of employment or the expiry of the Option Period whichever is the earlier and at the expiry of such period shall lapse; or


        5.3.2 if he so ceases by reason of early retirement with the agreement of his employer more than 3 years after the Date of Grant of an Option, the Option may (and subject to Rule 5.4 below must, if at all) be exercised (notwithstanding Rule 5.1 above) but only to the extent permitted by Rule 5.2 within the period mentioned in Rule 5.3.1 above and at the expiry of such period shall lapse.


        For the purposes of this Scheme, a woman who leaves Employment due to pregnancy will be regarded as having left Employment on the earliest date she notifies her employer of her intention not to return, the last day of the 29 week period after the week of confinement and any other date specified by her contract of employment with her employer.


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
5.4 If an Option Holder reaches the Specified Age but remains in Employment the Option may be exercised for up to 6 months after the date he reaches such age but only to the extent permitted by Rule 5.2. If not so exercised the Option shall remain valid in accordance with these Rules.


5.5 If an Option Holder dies before exercising an Option granted to him under the Scheme and at a time when he is either a director or employee of a Group Member or entitled to exercise the Option by virtue of Rule
        5.3 above, the Option may (and must, if at all) be exercised by his personal representatives within 12 months after the date of his death (or if earlier within 12 months of the relevant Bonus Date) and at the expiry of such period shall lapse.


5.6 If an Option Holder ceases to be in Employment otherwise than as contemplated by Rules 5.3 or 5.5 above, any Option held by him shall thereupon lapse and be of no further effect.


5.7 If an Option Holder gives notice or is deemed to give notice to the Appropriate Authority that he intends to stop paying contributions under his Savings Contract, the Option shall lapse and be of no further effect.


5.8 No option may be exercised at any time when the person seeking to exercise the Option is (or, in the case of exercise by personal representative(s) under Rule 5.5 above, the Option Holder on the date of his death shall have been) excluded from such exercise under paragraph 8 or 26(3) of Schedule 9. No person shall be treated for the purposes of this Rule 5 as ceasing to be employed by a Participating Company unless he ceases to hold any office or employment with any Group Member.


6.      EXERCISE OF OPTIONS


6.1 In order to exercise an Option in whole or in part, the Option Holder or as the case may be, his personal representative(s) must deliver to the Secretary of the Company a notice in writing specifying the number of shares in respect of which the Option is being exercised, accompanied by payment in full for those shares in respect of which the Option is exercised. Such notice shall take effect on the day it is delivered and such day shall constitute, for all purposes, the date of exercise of such Option. The Option certificate shall also be lodged with the Company, but failure to do so will not invalidate the exercise of the Option. The


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
        Company shall keep a suitable form of notice available, so that an Option Holder desirous of exercising an Option may obtain copies thereof from the Secretary of the Company. If an Option is exercised in part only, the balance of the Option not thereby exercised shall lapse forthwith. The relevant shares shall be allotted and issued or transferred within 30 days following such date of exercise.


6.2 The shares to be allotted or transferred upon such exercise of an Option shall be identical and rank pari passu in all respects with the fully paid shares of the same class in issue on the date of such exercise, save as regards any rights attaching to shares by reference to a record date prior to the date of exercise.


6.3 The allotment or transfer of any shares under this Scheme shall be subject to obtaining any approval or consent as is mentioned in Rules
        11.5 or 11.6 below.


7.      TAKEOVERS, RECONSTRUCTIONS AND WINDING-UP


7.1 If any person obtains Control of the Company as a result of making a general offer to acquire shares in the Company the Board shall within 7 days of becoming aware thereof notify every Option Holder (or as the case may be his personal representative(s)) thereof and, subject to Rule
        7.4 below, an Option granted under the Scheme may be exercised, to the extent permitted by Rule 5.2 above, within six months of any conditions of the offer being satisfied and of the offeror (together with any person acting with him) obtaining Control of the Company.


7.2 For the purposes of Rule 7.1 above, a person shall be deemed to have obtained Control of the Company if he and others acting in concert (as defined by the City Code on Take-Overs and Mergers) with him have together obtained Control of it.


7.3 If any person becomes bound or entitled to acquire shares in the Company under Sections 428 to 430F of the Companies Act 1985 the Board shall forthwith notify every Option Holder (or as the case may be his personal representative(s)) thereof and any Option granted under the Scheme may, subject to Rules 5.3, 5.5 and 5.8 above, be exercised at any time when that person remains so bound or entitled, but to the extent that it is not exercised


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
        within that period shall (notwithstanding any other provision of the Scheme) lapse on the expiry thereof.


7.4 If under section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, or if the Company passes a resolution for voluntary winding up, the Directors shall forthwith notify every Option Holder (or as the case may be his personal representative(s)) thereof and any Option granted under the Scheme may, subject to Rules 5.3, 5.5 and 5.8 above, be exercised within six months of the Court sanctioning such compromise or arrangement or of the Company passing such resolution (as the case may be), but to the extent that it is not exercised within that period shall (notwithstanding any other provision of the Scheme) lapse on the expiry thereof


7.5     If an Acquiring Company:-


        7.5.1   obtains Control of the Company as a result of making:


        7.5.1.1 a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have the Control of the Company, or


        7.5.1.2 a general offer to acquire all the shares in the Company which are of the same class as the shares which may be acquired by the exercise of Options granted under the Scheme, or


        7.5.2 obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the Companies Act 1985, or


        7.5.3 becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of that Act,


        any Option Holder may at any time within the appropriate period (which expression shall be construed in accordance with paragraph 15(2) of
        Schedule 9), by agreement with the


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
        Acquiring Company, release any Option granted under the Scheme which has not lapsed ("the Old Option") in consideration of the grant to him of an option ("the New Option") which (for the purposes of that paragraph) is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company falling within paragraph 10(b) or (c) of Schedule 9).


7.6 The New Option shall not be regarded for the purposes of Rule 7.5 above as equivalent to the Old Option unless the conditions set out in paragraph 15(3) of Schedule 9 are satisfied, but so that the provisions of the Scheme shall for this purpose be construed as if:-


        7.6.1 the New Option were an option granted under the Scheme at the same time as the Old Option;


        7.6.2 except for the purposes of the definitions of "Employment", "Group Member", "Participating Company" and "Subsidiary" in Rule
                1.1 above, the expression "the Company" were defined as "a company whose shares may be acquired by the exercise of Options granted under the Scheme".


8.      ADJUSTMENT OF OPTIONS FOR VARIATION OF SHARE CAPITAL


8.1 Subject to Rule 8.3 below, on the occurrence of an Issue or Re-organisation the Board may make such adjustment as it considers appropriate under Rule 8.2.


8.2 An adjustment made under this sub-rule shall be to either or both of the following:-


        8.2.1 both the number of shares in respect of which any Option granted under the Scheme may be exercised and to the price at which shares may be acquired by the exercise of any such Option;


        8.2.2 where any such Option has been exercised but no shares have been allotted or transferred pursuant to such exercise, the number of shares which may be so allotted or transferred and the price at which they may be acquired.


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
8.3 No adjustment under Rule 8.2 above shall be made without the prior approval of the Inland Revenue and except in the case of a capitalisation issue, no adjustment under Rule 8.2 above shall be made without the prior confirmation in writing by the Auditors that it is in their opinion fair and reasonable.


8.4 An adjustment under Rule 8.2 above may have the effect of reducing the price at which shares may be acquired by the exercise of an Option to less than their nominal value, but, in the case of an Option to acquire shares by subscription, only if and to the extent that the Board shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the shares in respect of which the Option is exercised and which are to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such shares; and so on that exercise of any Option in respect of which such reduction shall have been made the Board shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.


8.5     As soon as reasonably practicable after making any adjustment under Rule
        8.2 above, the Board shall give notice in writing thereof to any Option Holders affected thereby.


9.      EXPENSES


        Any expenses involved in any issue or transfer of shares into the name of any Option Holder or his personal representative(s) or nominee(s) shall be payable by the Company.


10.     ADMINISTRATION


10.1 Any notification or other notice in writing which the Company is required to give or may desire to give any Eligible Employee or Option Holder (or his personal representatives) in pursuance of this Scheme shall be sufficiently given if delivered to him by hand or sent through the post in a prepaid cover addressed to the Eligible Employee or Option Holder (or his personal representatives) at the address last known to the Company as being his address. Any certificate, notification or other notice in writing required to be given to the Company shall be properly given if sent to or delivered to the Company at its registered office. Any notification, certificate or other notice sent by post shall be deemed delivered on


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
        the second day following the date of posting. All notices, documents, certificates given by or to an Eligible Employee or Option Holder (or his personal representative(s)) shall be sent at his risk.


10.2 Option Holders (or their personal representative(s)) shall have made available to them copies of all notices and other documents sent by the Company to its holders of shares generally.


11.     GENERAL


11.1 The Board shall at all times ensure that there are sufficient shares available as may be required to meet the subsisting rights of Option Holders by either ensuring that the Company shall at all times keep available for allotment unissued shares at least sufficient to satisfy Options under which shares may be subscribed for and/or to procure that sufficient shares are available for transfer to satisfy Options.


11.2 The Company shall at its expense make application to the London Stock Exchange for admission to the Official List or to the Alternative Investment Market of all shares allotted pursuant to the exercise of any Option provided that shares are at that time listed on the London Stock Exchange or on the Alternative Investment Market.


11.3 The decision of the Board in any dispute or question relating to any Option shall be final and conclusive, subject to the confirmation of the Auditors whenever required under the provisions of this Scheme.


11.4 Participation in this Scheme by an Option Holder is a matter entirely separate from any pension right or entitlement he may have and from his terms or conditions of employment with any Group Member and participation in this Scheme shall in no respect whatever effect in any way an Option Holder's pension rights or entitlement or terms or conditions of employment. In particular (but without limiting the generality of the foregoing words) any Option Holder or Eligible Employee who leaves Employment for whatever reason shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever.


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
11.5 The grant of an Option shall be subject to obtaining any approval or consent required under the provisions of the document "Admission of Securities to Listing" published by the London Stock Exchange, of the City Code on Takeovers and Mergers, or of any regulations and enactments.


11.6 In the event that shares are transferred to an Option Holder in pursuance of any Option granted under the Scheme, the Option Holder shall, if so required by the person making the transfer, join that person in making a claim for relief under section 165 of the Taxation of Chargeable Gains Act 1992 in respect of the disposal made by him in effecting such transfer.


11.7 No Option may be granted, exercised, released or surrendered at a time when such grant, release or surrender would not be in accordance with the "Model Code for Securities Transactions by Directors of Listed Companies" issued by the London Stock Exchange as amended from time to time.


12.     ALTERATIONS


12.1 Subject to Rules 12.2, 12.3 and 12.4 below and prior Inland Revenue approval, the Board may at any time alter or add to all or any of the provisions of the Scheme, or the terms of any Option granted under it, in any respect.


12.2 No alteration or addition to the advantage of Option Holders shall be made under Rule 12.1 above without the prior approval by ordinary resolution of the members of the Company in general meeting unless:-


        12.2.1 it is necessary or desirable in order to obtain or maintain Inland Revenue approval of the Scheme under Schedule 9 or any other enactment, or to comply with the provisions of any proposed or existing legislation, or to obtain or maintain favourable taxation, exchange control or regulatory treatment of any Participating Company, Group Member or Option Holder, and is not made to Rule 3 above, or


        12.2.2 it is minor in nature and is made to benefit the administration of the Scheme.


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
12.3 No alteration or addition to the disadvantage of any Option Holder shall be made under Rule 12.1 above unless:-


        12.3.1 the Board shall have invited every relevant Option Holder to give an indication as to whether or not he approves the alteration or addition, and


        12.3.2 the alteration or addition is approved by a majority of those Option Holders who have given such an indication.


12.4 No alteration or addition under Rule 12.1 above shall take effect until approved by the Board of the Inland Revenue. As soon as reasonably practicable after making any alteration or addition under Rule 12.1 above, the Directors shall give notice in writing thereof to any Option Holder affected thereby.


12.5 No alteration shall be made to the Scheme if it would thereby cease to be an Employees Share Scheme.

13.     TRUSTEES


        A Participating Company may provide money to the trustees of any trust or any other person to enable them or him to acquire shares to be held for the purposes of the Scheme, or enter into any guarantee or indemnity for those purposes, to the extent permitted by Section 153 of the Companies Act 1985, provided that any trust deed to be made for this purpose shall, at a time when the Scheme is approved by the board of Inland Revenue under the Schedule, have previously been submitted to the Board of Inland Revenue.


14.     INLAND REVENUE REQUESTS


        The Company shall provide to the Inland Revenue (within such time limit as the Inland Revenue directs) any information requested by it under paragraph 6 of Schedule 9 and an Option Holder shall:-


14.1 promptly provide to the Company such information as it may reasonably request; and


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
14.2 consent to the Company providing such information concerning him to the Inland Revenue for the purpose of complying with such request from the Inland Revenue.


15.     TERMINATION

        The Company in general meeting or the Board may at any time resolve to terminate this Scheme in which event no further Options will be granted but the provisions of this Scheme shall in relation to the Options then subsisting continue in full force and effect.


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